Exhibit 99.1
The tolerability and efficacy of oral
insulin in Type 2 diabetes patients: A
pilot
clinical study
GTC Diabetes Summit
Dr. Miriam Kidron
April 24, 2014

Oramed Background

Oramed POD™ Technology:
Absorption Enhancers
 Assists with translocation of active
 ingredient (protein/ peptides) across
 intestinal membrane into bloodstream

Oramed’s delivery platform protects insulin and
enhances its absorption, allowing it to reach the
bloodstream via the portal vein, thereby establishing
a more physiologic insulin gradient when compared
to other delivery systems.
Ve
Protease Inhibitors
 Protects protein from degradation by
 proteases once capsule degrades in the
 small intestine
Enteric Coating
pH sensitive - only degrades in the small
intestine, thus protecting capsule
constituents during travel through the
upper gastrointestinal tract
POD™ TECHNOLOGY FEATURES
Versatile:  supports a wide range of
protein sizes and doses
Simple blend of ingredients
Regulatory competence: No NCEs,
widely applied pharmacopoeia

Study ORA-D-009

STUDY: Phase IIa, randomized, double-blind, placebo-
 controlled
SETTING: In-patient (8 days)
PARTICIPANTS: 30 male or female adult T2DM patients
 inadequately controlled with diet and metformin
TREATMENT: 16 mg or 24 mg insulin, or placebo, at bedtime.

ORA-D-009 was a substudy requested by the
FDA prior to commencement of a large scale
study with a similar design.
The study was initiated to ensure safety of
ORMD-0801 and was not powered to
demonstrate efficacy.

PRIMARY OBJECTIVE:
• To evaluate the safety and tolerability of ORMD-0801
SECONDARY OBJECTIVES:
• To evaluate the PD effect of ORMD-0801 on mean night
 time (10 PM - 6 AM) glucose (CGM data) as compared to
 placebo
• To evaluate changes from baseline in fasting blood (finger stick) and plasma glucose (FBG), morning fasting serum
 insulin, and C-peptide

Dosing
ORMD-0801 was supplied as gel caps formulated as either 8 mg or 16 mg
•First group received two 8 mg gel caps
•Second dose group received one 8mg and one 16 mg gel cap
Gel Cap Dissolution: Performance Issue with 16 mg gel caps
During the course of the study, GMP analysis of study drug formulations revealed a manufacturing problem with the 16 mg gel caps resulting in diminished and inconsistent release of study drug. This exclusively effected patients randomized to receive ORMD-0801 24 mg.
The 8 mg capsules did not have this problem and demonstrated an appropriate release of medication.
Patients in the 24 mg group treated with one 8 mg gel cap and one 16 mg gel cap. The effective dose was, therefore, approximately only 8 mg.
The formulation issue with the 16 mg gel caps has been investigated, identified, and solved.

6 Weeks Stable Medication
5 Day Single-Blind Outpatient Placebo Run-In
Randomization
10 patients randomized to each treatment group
Placebo
Follow-Up Visit
8 Days Inpatient
Day 1 placebo for all patients followed by 7 days dosing per randomization with daily continuous glucose monitoring

Study Design
14 days
ORMD-0801 8mg + 8 mg
ORMD-0801 8mg + 16 mg

Patient demographics
	Placebo	ORMD-0801 8 + 8mg	ORMD-0801 8mg+16mg
Sex, n (%)
Male	3 (30.0)	5 (50.0)	7 (70.0)
Female	7 (70.0)	5 (50.0)	3 (30.0)
Race, n (%)
White	6 (60.0)	6 (60.0)	6 (60.0)
Black/African Am	4 (40.0)	2 (20.0)	1 (10.0)
Asian	0 (0.0)	1 (10.0)	3 (30.0)
N. Hawaiian/Pacific Is	0 (0.0)	1 (10.0)	0 (0.0)
Age (yrs), mean (SD)	53.6 (12.0)	54.1 (4.9)	57.4 (4.7)
Alcohol history, n (%)
Never consumed	5 (50.0)	6 (60.0)	7 (70.0)
Currently consumes	2 (20.0)	3 (30.0)	0 (0.0)
Occasionally consumes	3 (30.0)	1 (10.0)	3 (30.0)

Results

Primary objective - safety and tolerability
No significant changes in clinical laboratory and physical parameters were noted
Hypoglycemic Events
0
Serious Adverse Events
0
Severe Adverse Events
0
ORMD 0801 Related Adverse Events
0
Adverse Events (non treatment related):
Placebo
5 patients
7 reported adverse events
8 mg + 8 mg
3 patients
5 reported adverse events
8 mg + 16 mg
4 patients
5 reported adverse events

Mean night time glucose concentrations (CGM)
Night time mean (SD) CGM Glucose - mg/DL(1)	Placebo (n = 10)	ORMD 0801 8 mg + 8 mg (n = 10)	Difference (ORMD 0801 - placebo)	ORMD 0801 8 mg + 16 mg (n = 8)	Difference (ORMD 0801 - placebo)
Last 2 days of data	167.95 (64.172)	135.64 (39.400)	-32.31	150.24 (49.264)	-17.71
All 7 days	165.85 (60.760)	139.73 (38.861)	-26.12	149.38 (38.249)	-16.47
(1) Per Protocol (PP) population, consisting of all study completers with an endpoint of adequate weighted mean nighttime glucose and no major protocol violations

Mean daytime glucose concentrations (CGM)
Daytime mean (SD) CGM Glucose - mg/DL (1)	Placebo (n = 10)	ORMD 0801 8 mg + 8 mg (n = 10)	Difference (ORMD 0801 - placebo)	ORMD 0801 8 mg + 16 mg (n = 8)	Difference (ORMD 0801 - placebo)
Last 2 days of data	176.06 (63.698)	153.23 (40.160)	-22.83	158.58 (40.672)	-17.48
All 7 days	175.99 (61.115)	152.55 (36.986)	-23.44	163.05 (30.282)	-12.94
(1) Per Protocol (PP) population, consisting of all study completers with an endpoint of adequate weighted mean nighttime glucose and no major protocol violations

Fasted mean (SD) CGM Glucose - mg/DL (1)	Placebo (n = 10)	ORMD 0801 8 mg + 8 mg (n = 10)	Difference (ORMD 0801 - placebo)	ORMD 0801 8 mg + 16 mg (n = 8)	Difference (ORMD 0801 - placebo)
Last 2 days of data	156.26 (58.622)	126.02 (27.264)	-30.24	136.12 (43.168)	-20.14
All 7 days	154.37 (57.993)	129.27 (27.426)	-25.10	144.83 (39.279)	-9.54
Mean fasting glucose concentrations (CGM)
(1) Per Protocol (PP) population, consisting of all study completers with an endpoint of adequate weighted mean nighttime glucose and no major protocol violations

Morning fasting serum insulin - μIU/mL (2)	Placebo (n = 10)	ORMD 0801 8 mg + 8 mg (n = 10)	Difference (ORMD 0801 - placebo)	ORMD 0801 8 mg + 16 mg (n = 10)	Difference (ORMD 0801 - placebo)
Screening	34.51 (64.375)	20.80 (18.984)	-13.71	17.34 (12.225)	-17.17
Day 2	9.01 (4.665)	11.93 (10.122)	2.92	12.94 (7.472)	3.93
Day 9	9.85 (3.977)	15.70 (8.559)	5.85	15.51 (14.924)	5.66
Morning fasting serum insulin
(2) Modified intention-to-treat (mITT) population consisting of all randomized patients who took at least one dose of study medication and who had at least one night of CGM monitoring

Morning fasting C-peptide - mg/DL (2)	Placebo (n = 10)	ORMD 0801 8 mg + 8 mg (n = 10)	Difference (ORMD 0801 - placebo)	ORMD 0801 8 mg + 16 mg (n = 10)	Difference (ORMD 0801 - placebo)
Screening	5.159 (4.9825)	4.233 (2.3869)	-0.926	3.125 (1.3372)	-2.134
Day 2	2.400 (0.9419)	3.180 (1.6593)	0.78	3.064 (0.9200)	0.66
Day 9	2.715 (0.8506)	3.875 (1.6927)	1.16	3.090 (1.1021)	0.375
Morning fasting C-peptide
(2) Modified intention-to-treat (mITT) population consisting of all randomized patients who took at least one dose of study medication and who had at least one night of CGM monitoring

ORMD-0801: Phase IIa T2DM
Conclusions
Safety Conclusions
•ORMD-0801 oral insulin gel caps were observed to be safe and well-tolerated for the dosing regimen considered in this study
•No hypoglycemic events occurred at any point during the study in any treatment group
•No ORMD 0801 related adverse events observed
Efficacy
•Both ORMD-0801 dose groups showed trends towards sustained
  reduction in night-time, day time and mean fasting glucose concentrations compared to placebo
•8mg + 8mg dose group showed a more pronounced effect over
  placebo, versus the intended 8mg + 16mg dose

Planned Phase IIb trial
ORA-D-007

ORMD-0801: Phase IIb T2DM
Study ORA-D-007: Randomized, Double-Blind, Placebo-Controlled Study to Assess the
Safety and Pharmacodynamics of Multiple Oral Bedtime Doses of ORMD-0801 in
Adult Patients with T2DM who are Inadequately Controlled with Diet and Metformin
PRIMARY OBJECTIVE:
•To evaluate the pharmacodynamic effects of ORMD-0801 on mean night time glucose and safety parameters (e.g., hypoglycemia, cardiovascular events).
•Safety, including incidence of hypoglycemia and cardiovascular events
SECONDARY OBJECTIVES:
•To evaluate changes from baseline in fasting blood glucose (FBG), morning fasting serum insulin, c-peptide, triglycerides, and HbA1c.
STUDY DESIGN:
•28 day Treatment Period. Variable-length washout/medication stabilization period and 7-day single-blind placebo run-in period.
•Multicenter (up to 20 centers)
•Planned patient enrollment: n = 200+ T2DM patients
DOSING: ORMD-0801 16mg, ORMD-0801 24mg or placebo
LOCATION: US (conducted under a US IND)

Thank you!
Dr. Miriam Kidron
CSO, Oramed Pharmaceuticals
miriam@oramed.com